UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2016 (March 1, 2016)

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

726 Bell Avenue, Suite 301, Carnegie PA	15106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Ampco-Pittsburgh Corporation (the “Corporation”) on March 7, 2016 (the “Initial Form 8-K”) to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which was not previously filed with the Initial Form 8-K and is permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC. As reported on the Initial Form 8-K, on March 3, 2016, the Corporation acquired the stock of Åkers AB and certain of its affiliated companies, including Åkers AB’s 60% equity interest in a Chinese joint venture company (collectively, “Åkers”) from Altor Fund II GP Limited (the “Acquisition”).

The above description does not purport to be complete and is qualified in its entirety by reference to the purchase agreement relating to the Acquisition, a copy of which was filed as an exhibit to the Initial Form 8-K and is incorporated by reference into this Current Report. The required historical financial statements of Åkers and the related pro forma financial information are contained herein under Item 9.01 of this Current Report.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited combined balance sheets of Åkers as of September 30, 2015 and December 31, 2014 and 2013 and its audited combined statements of income and cash flows for the nine months ended September 30, 2015 and for the years ended December 31, 2014 and 2013, and the notes related thereto, are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statement of operations of the Corporation for the year ended December 31, 2015 is filed as Exhibit 99.2 hereto. An unaudited pro forma condensed combined balance sheet of the Corporation as of December 31, 2015 is not required to be provided since the Acquisition is already reflected in the condensed consolidated balance sheet of the Corporation as of March 31, 2016, which is included in the Corporation’s Form 10-Q for the quarterly period ended March 31, 2016 filed on May 10, 2016.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

(23)	Consent of PricewaterhouseCoopers AB.

(99.1)	The audited combined balance sheets of Åkers as of September 30, 2015 and December 31, 2014 and 2013 and its audited combined statements of income and cash flows for the nine months ended September 30, 2015 and for the years ended December 31, 2014 and 2013, and the notes related thereto.

(99.2)	Unaudited pro forma condensed combined statement of operations of the Corporation for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date: May 17, 2016	By:	/s/ Michael G. McAuley
Michael G. McAuley
Vice President, Chief Financial Officer and Treasurer